CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.10

                             BBN PLANET CORPORATION
                       DIAL UP NETWORK SERVICES AGREEMENT



        THIS AGREEMENT (the "Agreement") is made as of October 15, 1996, by and between BBN PLANET CORPORATION, with a principal business address at 150 CambridgePark Drive, Cambridge, MA 02140 ("BBN Planet") and I-PASS ALLIANCE INC., 4 Avocet Drive #201, Redwood Shore, CA 94065 ("Customer").

                                    RECITALS

        BBN Planet operates and maintains a high-speed dial-up network which is designed to provide End Users with local telephone connectivity to the Internet across the continental United States.

        Customer desires to offer nationwide dial-up Internet connectivity services to its employees and to third parties (including both individuals and corporations) as a part of other services offered to such third parties.

        BBN Planet desires to provide to Customer and Customer desires to obtain from BBN Planet, (1) local dial-up telephone access to BBN Planet's network for itself and for certain third parties, and (2) a range of related services to assist Customer in implementing Internet dial-up services, under the terms and conditions of this Agreement.

        NOW, THEREFORE. in consideration of the foregoing and the mutual covenants set forth in this Agreement, the parties hereto agree as follows:

1.      DEFINITIONS

        1.1 "BBN BASIC SERVICES" shall mean the dial-up network services offered by BBN Planet permitting Customer and third parties authorized by Customer to access the Network (as defined below), all as more fully described in Exhibit A hereto.

        1.2 "COMMENCEMENT DATE" shall mean the earlier of the date upon which Customer or a End User first connects to the Network via the BBN Basic Services.

        1.3 "NETWORK" shall mean the high-speed dial-up network operated and maintained by BBN Planet which is designed to provide access to the Internet.

        1.4 "OPTIONAL SERVICES" shall mean those additional services provided by BBN Planet and described in Exhibit A which are intended to assist Customer in using and administering the BBN Basic Services.

        1.5 "BBN SERVICES" shall mean BBN Basic Services, together with any Optional Services selected by Customer.



                                       1.

        1.6 "TERM" shall mean the period beginning on the Commencement Date and extending for a one-year period thereafter.

        1.7 "END USER" shall mean (a) any employee of Customer, and/or (b) any third party which Customer permits to access the Network.

2.      BBN PLANET RIGHTS AND RESPONSIBILITIES

        2.1 PROVISION OF SERVICES. During the Term, BBN Planet will provide to Customer the BBN Basic Services and Optional Services as described in EXHIBIT A, BBN SERVICES attached hereto and incorporated herein by reference, all in accordance with the terms and conditions set forth in this Agreement.

        2.2 BILLING DATA. BBN Planet will transmit (via e-mail or otherwise) to Customer, generally on a daily basis, the following data:

                (a)     End User ID;

                (b)     City the call came to;

                (c)     Time and date* of initial connect; and

                (d)     Start time and end time*

                        *All times in GMT

3.      QUALITY COMMITMENT

        If at any time Customer is dissatisfied with the quality of BBN Services, Customer may notify BBN Planet in writing and describe the problem. If the cause of service quality problem is within BBN Planet's control and service has not improved to Customer's satisfaction within 30 days of such notice, Customer may, as its sole and exclusive remedy, terminate this Agreement with no cancellation penalty, and a pro-rata portion of any pre-paid Service fees applicable to the terminated BSN Services will be refunded.

        Termination under this Section 3 shall not be deemed a termination for default and, therefore, shall not be subject to the terms of Section 8.4 or 8.6.

4.      CUSTOMER RIGHTS AND RESPONSIBILITIES

        4.1 THIRD PARTY ACCESS. Subject to the terms and conditions of this Agreement, Customer shall have the non-exclusive right to provide access (including the right to sell such access services) to the Network to End Users in the continental United Stales.

        4.2 END USER CONTACT AND BILLING. Customer shall be responsible for all contacts with End Users, including but not limited to the following:

                (a) CONTRACTING/RESULTED FLOWDOWN TERMS. Customer agrees that if it permits End Users who are not bona fide employees of Customer to access the Network, it shall



                                       2.

do so only pursuant to a written agreement incorporating terms and conditions substantially similar to those set forth in EXHIBIT B, REQUIRED FLOWDOWN TERMS, attached hereto and incorporated herein by reference.

                (b) ACCOUNTING AND BILLING. Customer understands and agrees that it is responsible for all billing and collection from the End Users, and that Customer shall be responsible for paying BBN Planet on a timely basis as provided in Section 5 below, regardless of whether Customer actually collects payment from End Users.

                (c) AUTHENTICATION AND AUTHORIZATION. Customer shall be responsible for authenticating and authorizing Network access by End Users to the Network. Customer agrees to install, operate, and maintain a dedicated Radius server computer. BBN's Radius server will prompt each End User seeking Network access for End User's identification and password information, and poll customer Radius server for access authorization.

                (d) COMMUNICATIONS. Customer shall be responsible for handling all communication to and business relations with End Users related to access to the Network

        4.3 CUSTOMER BUSINESS AND TECHNICAL SUPPORT. Customer shall be responsible for providing all technical and business support related to Network access for End Users, including but not limited to responding to inquiries and questions, hotline support, problem resolution, providing system configuration, installation and support, as applicable and other such services and shall maintain an organization which is highly trained and qualified to provide such support.

        4.4 CONTENT RESPONSIBILITY.

                (a) BBN PLANET RESPONSIBILITY. Customer acknowledges and agrees that BBN Planet has no responsibility for the content of transmissions by Customer and End Users which may pass through the Network.

                (b) CUSTOMER RESPONSIBILITY. Customer agrees that it will not use Services for illegal purposes, to transmit threatening, obscene or harassing materials, or to interfere or disrupt network End Users, services, or equipment. Disruptions include, but are not limited to, distribution of chain letters, propagation of computer worms and viruses, and using the Service to make unauthorized entry to any other machine accessible via the Network.

        4.5 END USERS/MANDATORY FLOWDOWN TERMS. Prior to providing access to the Network to a End User, Customer shall enter into written agreements with End Users in which each End User agrees to terms and conditions substantially similar to those set forth in EXHIBIT B, REQUIRED FLOWDOWN TERMS, attached hereto and incorporated herein by reference.

        4.6 EQUIPMENT AND TELEPHONE SERVICE. Customer is responsible for obtaining and providing the telephone services and modems necessary to access the Network and Services. In no event shall BBN be responsible for End User telephone charges.

        4.7 INACTIVITY. Customer shall be responsible for notifying End Users in writing that they will be automatically disconnected from the Network after five minutes of inactivity.



                                       3.

5.      PRICES AND PAYMENT.

        5.1 PRICES. In connection with the provision of BBN Services hereunder, Customer agrees to pay BBN Planet the prices set forth in EXHIBIT C, PRICES, attached hereto and incorporated herein by reference.

        5.2 CUSTOMER COMMITTED HOURS. Customer agrees to commit to the minimum number of hours of Network Access Service as set forth in Exhibit C. ("Customer Committed Hours"). Based on the Customer Committed Hours, BBN Planet will invoice Customer for BBN Basic Services at the hourly rate set forth in Exhibit C, Section A. 1.

        5.3 INVOICES AND PAYMENT. BBN Planet will issue invoices to Customer on a monthly basis. All payments are due net thirty (30) days from date of invoice. Late payments will be subject to a late payment charge at a rate of one and one-half percent (1.5%) per month plus any collection costs, including reasonable attorneys' fees incurred by BBN Planet, or the maximum amount permitted by law, whichever is less. In addition, BBN Planet reserves the right to suspend Services to Customer in the event any invoice remain unpaid thirty
(30) days after the invoice due date.

        5.4 TAXES. All prices are exclusive of any federal, state, municipal or other governmental taxes, duties, sales or use taxes, excise taxes, telecommunications taxes, or tariffs now or hereinafter imposed excluding any taxes on BBN Planet's net income. All such charges shall be paid by Customer unless Customer provides an exemption certificate acceptable to BBN Planet and the applicable taxation authority

6.      CONFIDENTIAL RELATIONSHIP.

        6.1 CONFIDENTIAL BUSINESS INFORMATION. This Agreement creates a relationship of confidence and trust between Customer and BBN Planet with respect to certain business confidential information (`Information'). Each party may disclose to the other party certain non-public marketing information, customer Information, leads and other types of non-technical business information in performance of this Agreement.

        6.2 CONFIDENTIALITY REQUIREMENTS. Neither party shall disclose information received from the other party to any third party and shall not use that information except in performance of this Agreement. Upon the request of the disclosing party, the other party shall return any materials received containing information of disclosing party, and all copies thereof. Both parties shall use the same care to prevent disclosure of information of the other party which it uses to safeguard its own most valuable confidential information and/or trade secrets, but in no event less than a reasonable degree of care for such information.

        6.3 EXCEPTIONS TO CONFIDENTIALITY REQUIREMENTS. The obligations of the parties hereunder shall not apply to any information which:

                (a) Was in the public domain at the time it was disclosed;

                (b) Enters the public domain other than by breach of this Agreement;



                                       4.

                (c) Is independently developed by the receiving party without access to the Information;

                (d) Is known at the time of its disclosure to the other party;
or

                (e) Is not identified as proprietary information at the time of its disclosure.

7.      WARRANTIES AND LIMITATION OF LIABILITY

        7.1 WARRANTY. BBN Planet provides BBN Services hereunder strictly on an "AS IS" and "AS AVAILABLE" basis without any express guarantee or assurance of access, quality, reliability or functionality. BBN Planet warrants that it possesses all necessary rights and corporate authority to provide the BBN Services as specified in this Agreement and to execute its obligations hereunder Except as expressly set forth herein, BBN PLANET DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NEITHER BBN PLANET NOR ANY OF ITS SERVICE PROVIDERS, LICENSORS, EMPLOYEES, OR AGENTS WARRANT THAT THE BBN SERVICES WILL BE UNINTERRUPTED OR ERROR FREE.

        7.2 WARRANTY EXCLUSIONS. BBN Planet does not warrant that the Network will have the capacity to meet the demand of End Users during specific hours. BBN Planet will not be liable for any damage that Customer or its End Users may suffer arising out of use, or inability to use, the BBN Services provided hereunder. Except for intentional acts by BBN Planet personnel, BBN Planet will not be liable for unauthorized access to Customer's or End Users' transmission facilities or premise equipment or for unauthorized access to or alteration, theft, or destruction of Customer's or End Users' data files, programs, procedures or information through accident, fraudulent means or devices, or any other method, regardless of whether such damage occurs as a result of BBN Planet's negligence.

        7.3 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF PROFIT, LOSS OF DATA, LOSS OF BUSINESS, LOSS OF REVENUE, OR FOR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL BBN PLANET'S LIABILITY HEREUNDER EXCEED ONE HUNDRED THOUSAND DOLLARS ($100,000).

        7.4 THIRD PARTY INDEMNIFICATION. Customer agrees that BBN Planet will not be liable for any claim or demand against BBN Planet by any End Users. Customer shall defend BBN Planet from any claims of third parties (including but not limited to Customer's End Users) to the extent such claims arise out of the provision of BBN Services under this Agreement, and Customer agrees to indemnify and hold BBN Planet harmless from and against any and all resulting costs, damages, and liabilities (including attorneys' fees) arising out of such claims; provided, however, that (a) BBN Planet promptly notifies Customer in writing of any such claim; (b) Customer has the opportunity to control the defense and all related settlement negotiations; and (c) BBN Planet reasonably cooperates in the defense and uses reasonable efforts to furnish all related evidence in its control.



                                       5.

8.      TERM AND TERMINATION.

        8.1 TERM. The Term of this Agreement shall be one (1) year beginning on the Commencement Data.

        8.2 RENEWAL. This Agreement may be renewed for additional one (1) year terms upon mutual written agreement of the parties

        8.3 DEFAULT BY CUSTOMER. An event of default by Customer shall occur hereunder if Customer:

                (a) Fails to pay any Fees as set forth in this Agreement; and/or

                (b) Fails to perform or observe any material covenant, conditions or agreement to be performed or observed by Customer hereunder or breaches any material representation or provision contained herein.

        8.4 EVENT OF DEFAULT BY BBN PLANET. An event of default by BBN Planet shall occur hereunder if BBN Planet fails to perform or observe any material covenant, condition or agreement to be performed or observed by BBN Planet hereunder or breaches any material representation or provision contained herein.

        8.5 OTHER DEFAULTS. It shall be an event of default hereunder if a judgment or decree is entered against either party approving a petition for bankruptcy, liquidation, dissolution, composition or similar relief and such Judgment or decree remains unvacated for sixty (60) days; or immediately if:

                (a) either party shall file a voluntary petition in bankruptcy or any petition or answer seeking and bankruptcy, liquidation, dissolution, composition or similar relief;

                (b) either party shall seek, consent, or acquiesce to the appointment of a trustee or receiver, or the liquidation of such party's property; or

                (c) either party becomes insolvent or unable to pay its debts as they become due during the ordinary course of business.

        8.6 REMEDIES. Upon an event of default by a party, the other party shall have the right to terminate this Agreement by giving the defaulting party written notice of the event of default, specifying the nature of such default. Terminations shall automatically occur thirty (30) days after the receipt of such written notice if the event of default is not corrected. The rights and remedies set forth in this Section 8 relating to termination for breach are in addition to any other rights or remedies which otherwise might be available in law or in equity.

        8.7 EFFECTS OF TERMINATION.

                (a) The provisions of Sections 6, 7 and 9 shall survive any expiration or termination of this Agreement and shall bind the parties and their legal representatives, successors, heirs and assigns.



                                       6.

                (b) Upon any termination or non-renewal of this Agreement, Customer shall pay BBN all Fees not yet paid but accrued prior to any such termination or non-renewal.

9.      GENERAL PROVISIONS.

        9.1 PRESS RELEASES. BBN Planet and Customer agree to mutually review and approve any press releases or announcements prior to their release with respect to use of BBN Planet's name, trademarks, or Services being provided by BBN Planet.

        9.2 NO WAIVER. Either party's failure to exercise any right under this Agreement shall not constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by such party of its right at any time thereafter to require exact and strict compliance with terms of this Agreement.

        9.3 GOVERNING LAW. This Agreement and all attachments, schedules and exhibits shall be governed and construed in accordance with the laws, statues and regulations of the Commonwealth of Massachusetts, excluding its choice of law rules.

        9.4 SEVERABILITY. If any provision of this Agreement is declared void, illegal or unenforceable, the provision shall be deemed amended as necessary to conform to applicable laws or regulations, or if it cannot be amended without materially altering the intention of the parties, the remainder of the Agreement shall continue in full force and effect as if the offending provision were not contained herein.

        9.5 FORCE MAJEURE. If the performance of any obligation is interfered with by reason of any circumstances beyond the reasonable control of the party affected, then the party affected shall be excused from such performance to the extent necessary, provided that the party so affected shall use reasonable diligent efforts to remove such causes of non-performance.

        9.6 HIRING. Customer and BBN Planet agree that during the term of this Agreement and for one (1) year thereafter they will not, without prior written consent of the other, employ or offer employment to any employee of the other who has knowledge or skills relating to the BBN Services provided by BBN Planet hereunder.

        9.7 ASSIGNMENT. Customer may not assign or otherwise transfer its rights or obligations under this Agreement without BBN Planet's prior consent, which consent will not be unreasonably denied.

        9.8 INDEPENDENT THIRD PARTY. This Agreement creates no relationship of joint venture, partnership or regency between the parties. Each party agrees and acknowledges that it is not, and will not hold itself out as, the representative or agent of the other party for any purpose.

        9.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between both parties and supersedes all previous proposal, (both oral and written), negotiations, representations, writings and all other communications between the parties. This Agreement may not be changed or modified except by a written signed by the parties.



                                       7.

        IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the day and year, first set forth above.

BBN PLANET CORPORATION                      [CUSTOMER]



By: /s/ M. BRODERICK                        By: /s/ CHRIS MOORE
   ---------------------------------           ---------------------------------

Name: Mary Broderick                        Name: Chris Moore
     -------------------------------             -------------------------------

Title: Sr. Contract Rep                     Title: President
      ------------------------------              ------------------------------

Date: 10/30/96                              Date: 10/15/96
     -------------------------------             -------------------------------



                                       8.

                                    EXHIBIT A
                                   BBN PLANET
                                DIALINX SERVICES
                                  (VERSION 1.0)

1.      OVERVIEW

DiaLinx, a nationwide dial-up Internet access service, provides corporation and organizations with a reliable means to connect branch offices, "telecommuters", "roadwarriors" and customers to the Internet from any location in the continental United States.

2.      BBN PLANET BASIC SERVICES

        2.1 NETWORK ACCESS. BBN Planet will provide Customer with nationwide dial up access to the Internet through the BBN Planet DialLinx network. Access is available through local access ports across the continental United States as well as through 800 service in locations where local dial access is not available.

        2.2 NETWORK OPERATIONS. The BBN Planet Network Operations Center ("NOC") monitors the DiaLinx network 24 hours per day, 365 days per year. The NOC performs proactive operations support and troubleshooting of network and service infrastructure components Including periodic testing of all DiaLinx access ports.

        2.3 SYSTEM SPECIFICATIONS

                2.3.1 USER COMPONENT: To facilitate quality service, BBN Planet has established the following as the minimum standards for desktop, portable, or laptop computers used by Users when utilizing DiaLinx.

SUPPORTED PLATFORMS:

A.      IBM compatible PC
        1.     Windows 3.1 and greater
        2.     Windows for Workgroups 3.11
        3.     Windows 95

B.      Apple Macintosh

        1.     Macintosh System 7,1 or later
        2.     Mac OS
        3.     PowerPC

Supported             Processor        Memory           Memory             Disk Space
Platforms             (Minimum)        (Minimum)        (Recommended)      (Minimum Install)
---------             ---------        ---------        -------------      -----------------
Windows 3.1+          486sx            4MB              10MB               12MB

Windows 95            486sx            6MB              10MB               12MB

Macintosh             68030            7MB              10MB               12MB



                                       9.

        2.3.2 CUSTOMER COMPONENT: BBN Planet requires Customers to manage their user interface, including registration and termination, and to load valid End Users on a Customer Radius server. Customer must utilize a RADIUS server sufficient to communicate the anticipated usage volume to the RADIUS servers deployed by BBN Planet to accomplish user access authentication. To support the installation and operation of this servers, DiaLinx will provide one day training of the customer technical staff at our Columbia, MD facility. Users should be encouraged to use 14.4 Kbps or faster modems.

3.      OPTIONAL SERVICES

Optional Services provided under this Agreement are as follows:

        3.1 END USER HELP DESK SERVICES. BBN Planet will provide telephone Help Desk support to Customer's End Users. This support will be answered in Customer's name and provide assistance with installation and use of supported desktop connectivity software, including browser and email. Trouble reporting and escalation to Customer's support operation and/or BBN Planet network operations is included.

        3.2 CONNECTIVITY SUITE. BBN Planet provides software suites containing the dial up communications package, TCP/IP stack, SLIP/PPP software, PAP, Netscape(R) web browser, email and new clients. These suites will be private labeled with Customer's logo, welcome screen, and other agreed to private labeling features. BBN Planet can additionally provide services to incorporate Customer unique software applications with connectivity suites, and to design, reproduce, package and/or distribute software suites for Customer's end users.

        3.3 USENET NEWS AND END USER EMAIL ACCOUNTS. BBN Planet will provide Usenet News, and Individual email accounts hosted on a standard industry POP3 email server. End Users can store up to 5 Mbytes of mail storage.

        3.4 BILLING SERVICES. BBN Planet offers two types of billing services. BBN Planet will provide sorted and summarized user activity files. These records will be electronically transferred to Customer on a monthly basis. Subject to mutual agreement, BBN Planet will also provide direct billing to End User's major credit card. The credit card is validated when BBN Planet receives Customer's electronic transmission of a registered End User and his or her card #/expiration date. Using Customer's pre-set rate structure, each End User's credit card is "charged" Customer established rates, calculated by BBN Planet, at the end of the billing cycle. All billings are credited to Customer's credit card Merchant Account, and any End User credit card problems are reported to Customer. Electronic files of all monthly billings will be forwarded to Customer.



                                      10.

                                    EXHIBIT B
                            MANDATORY FLOWDOWN TERMS

PREFACE

        This Exhibit B summarizes essential terms to be incorporated into agreements between Customer and its End Users in accordance with Sections 3.2(a) and 3.5 of the Agreement. Customer may modify the wording of the essential terms set forth below, provided, however, that the terms as modified are not materially different in substance, enforceability, and effect from those terms set forth below, For purposes of these Mandatory Flowdown Terms, "Network Services Supplier" shall mean BBN Planet Corporation. Except as otherwise defined herein, capitalized terms shall have the meeting ascribed in the attached Agreement.

NO RIGHT OF RESALE

        End Users may not resell or redistribute any BBN Services.

CONTENT RESPONSIBILITY

        End User acknowledges and agrees that neither Customer nor its Network Services Supplier is responsible for the content of the transmissions by End User which may pass through the Network. End User agrees that it will take reasonable steps to ensure that it will NOT use the BBN Planet Services for illegal purposes, for transmission of threatening, obscene, or harassing materials, or to interfere with or disrupt Network End Users, services or equipment. Disruptions include, but are not limited to, distribution of chain letters, propagation of computer worms and viruses, and using the Network to make unauthorized entry to any other machine accessible via the Network. Violation of the foregoing by Customer or its End Users may result in termination of Network access rights to the offending party or parties.

WARRANTY AND LIABILITY LIMITATIONS.

        Customer does not warrant that the BBN Planet Services will be available on a specified date or time or that the Network will have the capacity to meet the demand of End User or its End Users during specific hours. Neither Customer nor its Network Services Supplier will be liable for any damage that End User or its End Users may suffer arising out of use, or inability to use, the services or products provided hereunder. Neither Customer nor its Network Services Supplier will be liable for unauthorized access to Customer's transmission facilities or premise equipment or for unauthorized access to or alteration, theft or destruction of End User's data files, programs, procedures or information through accident, fraudulent means or devices, or any other method, regardless of whether such damage occurs as a result of Customer's or its Network Service Supplier's negligence.

        IN NO EVENT WILL CUSTOMER OR ITS NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY OTHER DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF DATA, LOSS OF REVENUE OR PROFITS, OR FOR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE USE OF BBN PLANET SERVICES TO ACCESS THE NETWORK.



                                      11.

NETWORK ACCESS AVAILABILITY

        Access to the Network cannot be guaranteed to any Customer or End Users. End Users may be unable to access the Network at any time, and disconnections from the Network may occur from time to time.



                                      12.

                                    EXHIBIT C
                                     PRICES

A.      BN Planet Basic Services

        1.      Network Access Service*

              [*]              Up to 10,000 hours from Contract Date to 12/31/96
              [*]/hour                                     From 1/1/97 - 3/31/97
              [*]/hour                         40,000 hrs/month 4/1/97 - 8/31/97
              [*]/hour                         60,000 hrs/month 9/1/97 - 12/1/97
              [*]/hour                        125,000 hrs/month 12/2/97 - 3/1/98
              [*]/hr.                            225,000 hrs./month after 3/1/98
              800 Service                                               [*]/hour

                All End User Network Access Service Connect time is rounded up to the next highest minute.

B.      Optional Services

        1.      Help Desk                                               [*]/hour

        2.      Billing

                Pre-billing                                 [*]/subscriber/month

                Credit Card                                    [*] initial setup
                                                  [*] subscriber setup or change
                                                           [*] billed user/month

                (all credit card company fees not included and are the responsibility of Customer)

        3.      Usenet News/End User Mail Accounts

                1 - 4,999 accounts                             [*]/account/month
                5,000 - 19,000 account                         [*]/account/month
                20,000 +                                       [*]/account/month


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      13.

        4.      Connectivity Suite (Note: connectivity suite = 3 diskettes)

                One-time set up fee                                  [*]
                1-500 copies                                         [*]
                501-5000 copies                                      [*]
                5000+ copies                                         [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      14.

                                 AMENDMENT NO. 1

                       DIAL UP NETWORK SERVICES AGREEMENT

        This amendment (the "Amendment") to the Dial Up Network Services Agreement between BBN Planet Corporation and i-Pass Alliance Inc. dated October 15, 1996 (the "Agreement") revises certain terms and conditions in the Agreement.

The parties agree to amend the Agreement as follows:.

1. Delete Section 1.6 "Term" and substitute the following:

        1.6 "Term" shall mean the period beginning on the Commencement Date and extending until December 31, 1997.

2. Delete Section 5.2 Customer Committed Hours and replace with the following:

        5.2 Customer Committed Hours. Customer understands and agrees that it is obligated to pay for the minimum number of hours of Network Access Service specified as Customer Committed Hours as set forth in Exhibit C. Section A.2. Based on the Customer Committed Hours amount, BBN Planet will invoice Customer for BBN Basic Services at the hourly rate set forth in Exhibit C, Section A.1. Customer acknowledges and understands that it is obligated to pay the full amount due for the Customer Committed Hours notwithstanding the fact that cumulative actual network access service connect hours during the Term may be less than the Customer Committed Hours amount. In such event, Customer agrees to pay an amount which is the difference between (a) the total amount due for the Customer Committed Hours at the Local Access Service rate less (c) the amount due for actual network Access Service connect hours at the Local Access Service rate. Such amount is due and payable within thirty days of the last day of the Term.

3. Delete Section 8.1 Term and replace with the following:

        8.1 Term. The Term of this Agreement shall begin on the Commencement Date and extend until December 31, 1997.

4. Delete Exhibit C. Prices and substitute the revised Exhibit C as set forth in Attachment No. 1 to this Amendment.

5. Change all references to "BBN Planet Corporation" in the Agreement to "BBN Planet, a division of BBN Corporation.

6. Other Matters

        6.1 BBN Planet Engineering Activities. BBN Planet agrees to carry out the following engineering activities for the benefit of Customer:



                                      15.

                6.1.1 BBN Planet agrees to implement additional "redundancy" of DiaLinx user authentication by adding to BBN Planet's RADIUS authentication procedure the capability to utilize a second or backup i-Pass RADIUS Server if Customer's primary RADIUS Server is unavailable. This capability will be delivered to i-Pass by 4/15/97. Cost: [*]. Until BBN Planet delivers this
                "redundancy" capability, BBN Planet and i-Pass will implement a mutually agreeable interim, low cost solution by 1/31/97.

                6.1.2 BBN Planet will identify at the time of user authorization any user accessing the BBN Planet dial network via the 800 number. BBN Planet will provide a new attribute in the authentication request packet that will flag the call as an "800" access call. It will the responsibility of the i-Pass end-user RADIUS server to use this information in conjunction with the account name and password to authorize or deny access. This capability will be delivered to i-Pass by 4/30/97. Cost:
                [*]. Until BBN Planet delivers this "800 Identification" capability, BBN Planet and i-Pass will implement a mutually agreeable interim, low cost solution by 1/31/97.

                6.1.3 i-Pass desires that BBN Planet provide "real-time" disconnect data for each user. Ascend Communications has advised BBN Planet that it plans to include an enhancement to track and pass real-time disconnect data in the next version of the Ascend software, Version 5.0. BBN Planet will provide the per user session information in real-time via RADIUS accounting packets to i-Pass, i-Pass is responsible to modify its RADIUS servers to support a new accounting server attribute in each user profile. Expected availability of Ascend software Version
                5.0 on our network is April-May `97. BBN Planet will provide the information on the specification to support this feature to i-Pass by February 28, 1997. BBN Planet shall have no obligation to provide "real time" disconnect data in the event that the next version of Ascend does not include the capability to track and pass real-time disconnect data as noted above.

                6.1.4 BBN Planet and i-Pass agree to limit the number of realms assigned to i-Pass and to establish a naming convention which uniquely identifies BBN Planet's customers and i-Pass' customers. On a reasonable efforts basis, BBN Planet and i- Pass will implement a mutually agreeable approach for accomplishing these objectives by 4/1/97. Until this approach is implemented, BBN Planet will continue to support i-Pass' realm requirements and its current naming convention.

                6.1.5 Consideration. In consideration for BBN Planet's agreement to undertake the engineering activities as described in Paragraphs 6.1.1 and 6.1.2 above, Customer agrees to make a nonrefundable prepayment of [*] (for 6000 hours of Local
                Access Service) for the aforementioned engineering activities as described above (i.e, a total of [*]) which amounts are due and payable within fifteen days of the completion of each


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      16.

                activity. These amounts will be credited against amounts due and payable under Section 5. for BBN Planet Basic Services.

        6.2 Dialinx Pricing Assurance. If BBN Planet agrees to provide BBN Planet Basic Services to one or more of the following competitors of Customer ("Competitors") at prices (based on substantially similar Customer Committed Hours, terms and conditions) which are less than those granted to Customer under this Agreement, BBN Planet will so advise Customer. BBN Planet may elect, but shall have no obligation, to offer revised prices to Customer which are comparable to those offered to a Competitor. In the event that BBN Planet elects not to offer revised prices to Customer, Customer shall have the right to terminate this Agreement at its convenience. If Customer elects to so terminate, Customer's obligation under Section 5.2 Customer Committed Hours (as set forth in the Agreement as amended) shall expire.

        Competitors of Customer are as follows:

        [List no more than two companies]: AimQuest, EUnet AimQuest, EUnet

During the Term Customer shall have the right to add up to four additional companies to the above list upon delivery of written notice to BBN Planet.

        6.3 BBN Planet Marketing Support

                6.3.1 To facilitate Customer's sales efforts, BBN Planet will carry out the marketing support activities as described in Attachment No. 2.

                6.3.2 In the event that BBN Planet fails to complete any of the Marketing Support activities as described in Attachment No. 2, BBN Planet will reduce the Customer Committed Hours amount as set forth in Exhibit C (as revised) by the amount of hours set listed in Attachment No. 2.

All other terms and conditions in the Agreement remain unchanged.



                                      17.

BBN PLANET                                  I-PASS ALLIANCE INC.
A DIVISION OF BBN CORPORATION


By: /s/ WADE M. CARLL                       By: /s/ CHRIS MOORE
   ---------------------------------           ---------------------------------

Name: Wade M. Carll                         Name: Chris Moore
     -------------------------------             -------------------------------

Title: Regional Sales VP                    Title: President & CEO
      ------------------------------              ------------------------------

Date:  12/31/96                             Date: 12/31/96
     -------------------------------             -------------------------------



                                      18.

                                ATTACHMENT NO. 1

                                    EXHIBIT C
                             (REVISED DEC 26, 1996)
                                     PRICES

A.      BBN Planet Basic Services

        1.      Local Access Service

                1.1 Up to 10,000 hours through 12./31/96                   [ * ]

                1.2 January l, 1997 through December 31, 1997. The price for all Local Access Service is [ * ]/hour except for individual calendar months in which the actual hours of Local Access Service exceeds the following amounts in which case the price for all Local Access Service hours during the month will be as listed.

                    40,000 to 124,999 hours per month                 [*]/hour

                    125,000 to 224,999 hours/month                    [*]/hour

                    225,000+ hours/month                               [*]/hour

                1.3 800 Service                                       [*]/hour


                    All End User Network Access Service Connect time is rounded up to the next highest minute.

        2.      Customer Committed Hours                          100,000 hours*

        *Customer Committed Hours includes End User Access Service Connect time between January 1, 1997 and December 31, 1997 but excludes all End User Access Service Connect time before January 1, 1997.

B.      Optional Services

        In the event that Customer wishes to purchase any Optional Services during the Term, Customer shall issue a Purchase Order which references this Agreement, the Optional Services ordered and price.

        1.      End User Help Desk Service

                   Basic Service Set Up Fee (One Time)                    [*]

                   Help Desk Service                                [*]/hour

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      19.

        2.      Billing

                Pre-sorted call records                   [*]/subscriber/month

                Credit Card                             [*] initial setup
                                                [*] subscriber setup or change
                                                  [*] billed subscriber/month

                (all credit card company fees not included and are the responsibility of Customer)

        3.      Usenet News/End User Mail Accounts

                1 - 4,999 accounts                           [*]/account/month

                5,000 - 19,000 account                       [*]/account/month

                20,000 +                                     [*]/account/month


        4.      Connectivity Suite (Note: connectivity suite = 3 diskettes)

                One-time set up fee                                    [*]

                1-500 copies                                        [*]/ copy

                501-5000 copies                                     [*]/ copy

                5000+ copies                                         [*]/copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      20.

                                ATTACHMENT NO. 2

                          BBN PLANET MARKETING SUPPORT

A. BBN Planet agrees to provide the following marketing support for the benefit of Customer:

        1. BBN Planet will brief its Regional Sales Directors on the i-Pass offering within thirty (30) days of the execution of Amendment No. 1. i-Pass must provide all necessary and appropriate information (subject to BBN Planet approval) within ten (10) days of execution of Amendment No. 1.

        2. BBN Planet will include a description of the i-Pass offering and a link to the i-Pass World Wide Web site on the BBN Planet iweb site within forty-five (45) days of receipt by BBN Planet of i-Pass materials which materials are acceptable to BBN Planet.

        3. BBN Planet will permit i-Pass to send one direct mailing to BBN Planet's ISP customers. This mailing is at i-Pass expense and will be carried out by a mutually acceptable third party.

        4. BBN Planet will provide i-Pass the opportunity to speak at the BBN Planet national sales meeting in July 1997.

        5. BBN Planet will provide the opportunity for i-Pass to distribute i-Pass literature from BBN Planet's booth at two trade show at which BBN Planet will feature its Dial Up Network Service prior to June 30, 1997.

B. In the event that BBN Planet fails to perform one or more of the above mentioned marketing support activities, The Customer Committed Hours amount as set forth in Exhibit C (as revised) shall be reduced by 2000 hours for each marketing support activity not performed.



                                      21.

                                  ATTACHMENT A
                     TO THE SETTLEMENT AND RELEASE AGREEMENT

                                 AMENDMENT NO. 2
                                     TO THE
                       DIAL-UP NETWORK SERVICES AGREEMENT
                              ("DIAL-UP AGREEMENT")
                                     BETWEEN
         GTE INTERNETWORKING INCORPORATED (FORMERLY BBN PLANET) ("GTE")
                                       AND
                        i-PASS ALLIANCE, INC., ("i-PASS")

THIS AMENDMENT #2 to the Dial-Up Network Services Agreement dated October 15th 1996 (referred to as "Dial-Up Agreement"), between GTE INTERNETWORKING INCORPORATED (formerly BBN Planet) a corporation with principal offices at 150 CambridgePark Drive, Cambridge, Massachusetts 02140 ("GTE") and I-PASS ALLIANCE, INC., a corporation with principal offices 650 Castro Street, Suite 280 Mountain View, CA 94041, USA ("i-Pass"), ("Customer")

                                    RECITALS

A. The parties agree to incorporate the following provision into the Dial-Up Agreement as set forth below:

        3.1 Service Level Guarantee. GTE shall provide to i-Pass an overall dial-up network availability of ninety-eight (98%) percent. Should GTE provide less than ninety-eight (98%) percent availability, then the percentage difference between ninety-eight (98%) percent commitment and the actual availability shall be credited to i-Pass' monthly bill provided that i-Pass exceed a minimum total usage equal to one twelfth (1/12th) of the Yearly Commitment.

B. The parties agree to modify the following provision of the Dial-Up Agreement as set forth below.

        1.6 Term. Shall mean the period of two (2) years from the effective date of this agreement.

               Exhibit C - "Price".  A.1. "Network Access Services"

               Yearly Commitment      100,000 hours      @        [*] per hour
               800/888 Service                           @        [*] per hour

        All End User Network Access Connect time is rounded up to the next higher minute.

C. The parties agree to change all references to "BBN Planet" in the Dial-Up Agreement to "GTE Internetworking Incorporated."

D. Except as amended hereby (and by any other Amendments, if applicable), all other terms and conditions of the Dial-Up Agreement shall remain in full force and effect.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      25.

These terms and conditions have been read, are understood, and are hereby accepted.

GTE Internetworking Incorporated            i-PASS ALLIANCE INC.

By:                                         By: /s/ G. BRADFORD SOLO
   ---------------------------------           ---------------------------------

Name:                                       Name: G. Bradford Solo
     -------------------------------             -------------------------------

Title:                                      Title: Vice President & CFO
      ------------------------------              ------------------------------

Date:                                       Date: 3/27/98
     -------------------------------             -------------------------------



                                      26.

                                  ATTACHMENT B
                     TO THE SETTLEMENT AND RELEASE AGREEMENT

                                 AMENDMENT NO. 1
                                     TO THE
            INTERNET ROAMING SERVICES AGREEMENT ("ROAMING AGREEMENT")
                                     BETWEEN
         GTE INTERNETWORKING INCORPORATED (FORMERLY BBN PLANET) ("GTE")
                           AND i-PASS ALLIANCE, INC.,
                                   ("i-PASS")

THIS AMENDMENT #1 to the Internet Roaming Services Agreement (referred to as "Roaming Agreement") dated May 21st 1997, between GTE INTERNETWORKING INCORPORATED (formerly BBN Planet) a corporation with principal offices at 150 CambridgePark Drive, Cambridge, Massachusetts 02140 ("GTE") ("Customer") and I-PASS ALLIANCE, INC., a corporation with principal offices 650 Castro Street, Suite 280 Mountain View, CA 94041, USA ("i-Pass").

                                    RECITALS

A. The parties agree to incorporate the following provision into the Roaming Agreement as set forth below:

        1.4 Preferred Customer. i-Pass shall provide to GTE preferential listing for all GTE Points of Presence ("POP") by providing GTE the first available positions in the i-Pass phone book.

               Exhibit B  "Fees and Credit Limite"

B. The parties agree to charge all references to "BBN Planet" in the Roaming Agreement to "GTE Internetworking Incorporated."

C. Except as amended hereby (and by any other Amendments, if applicable), all other terms and conditions of the Roaming Agreement shall remain in full force and effect.



                                      27.

These terms and conditions have been read, are understood, and are hereby accepted.

GTE Internetworking Incorporated            i-PASS ALLIANCE INC.

By:                                         By: /s/ G. BRADFORD SOLO
   ---------------------------------           ---------------------------------

Name:                                       Name: G. Bradford Solo
     -------------------------------             -------------------------------

Title:                                      Title: Vice President & CFO
      ------------------------------              ------------------------------

Date:                                       Date: 3/27/98
     -------------------------------             -------------------------------



                                      28.

                                                                   Amendment for
                                                  DiaLinx International Services

                                                                (rev. June 1999)

        This Amendment for DiaLinx International Services ("DLI Amendment") together with, either: (i) the Service Schedule - DiaLinx Services and Master Agreement for Internetworking Services, or (ii) the Dial-up Network Services Agreement, between the parties (the "Agreement") define the terms and conditions by which GTE Internetworking Incorporated ("we") will provide the customer listed below ("you") with the services described herein.

(a) Covered Services. We will provide you with the DiaLinx International Services ("DLI Services") in accordance with the terms of the Agreement as amended by this DLI Amendment. These DLI Services are designed to allow you to access the DiaLinx Network via our international points of presence.

(b) Term. The DLI Services represent an enhanced, optional DiaLinx service. The DLI Services will be offered concurrently with the Basic Services, unless earlier cancelled by a party.

(c) DLI Pricing - Rate Schedule. The following prices and terms will apply to access to the DiaLinx and DLI Services:

        DiaLinx International: Access to the Network via any DiaLinx International access number will be charged as follows.

               DiaLinx Zone Code                         Hourly Rate
               -----------------                         -----------

               Zone 1 ("UK")                               [*]
               Zone 2 ("Europe")                           [*]
               Zone 3 ("Aus./N.Z.")                        [*]
               Zone 4 ("Mexico")                           [*]
               Zone 5 ("Asia")                             [*]


        A list of dial-in access numbers associated with each DiaLinx International zone can be found at http://www.bbn.com/support/docs/intpops.xls. GTE Internetworking expects the DiaLinx Network to change over time in order to meet the changing needs of our customers. We reserve the right to add to, delete or change the dial-in access number associated with a specified zone from time to time. Geographic references are for convenience only; actual access numbers may vary from geographic boundaries.

        We also reserve the right to add additional services and zones to the foregoing rate schedule as the DiaLinx network develops (e.g. Canadian 800 Service). These additional services and respective prices will be made available to you on an on-going basis, and will be deemed added to the foregoing rate schedule upon notice by us to you that they are available. For an updated list of services, prices, and dial-up access number associated with each zone, please consult our Web page or contact your GTE Internetworking representative.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      29.

        All Network connect time is rounded up the next highest minute and billed in one minute increments. Invoices are issued monthly and due net thirty days. All pricing is listed as U.S. dollars.

(d) CURRENCY AND TAXES. All payments shall be in U.S. Dollars. You are responsible for the payment of all taxes (including without limitation applicable VAT or withholding taxes but excluding taxes based solely on our net income), import duties, or other applicable telecommunications or regulatory fees (collectively, "Taxes"). You shall not deduct any such Taxes from the amounts owed to us. In the event you are required to withhold Taxes from any payment due to us, then the amount of such payment shall be automatically increased to totally offset such Taxes, so that the amount actually remitted to us, net of all Taxes, equals the amount invoiced or otherwise due.

(e) COMPLIANCE WITH APPLICABLE EXPORT AND LOCAL LAWS. You agree that you shall use the DLI Service in full compliance with (i) all applicable export laws (including without limitation any U.S. export laws) and (ii) local laws and regulations of the jurisdiction in which the DLI Service is provided, including without limitation any laws governing the import of the DLI Service, or governing the access of content which may be available via the DLI Service. We reserve the right to suspend or terminated the DLI Service (or any portion thereof) without notice in the event that we believe that your use (or any of your user's use) of the DLI Service may be in violation of any applicable export law, local law, regulation, or ordinance. You acknowledge that we have no control over or liability for the actions of local jurisdictions which may restrict or block DLI Services.

(f) DISPUTES. Any dispute arising out of or in connection with the DLI Services in a country other than the United States, shall be referred to and finally resolved by arbitration in accordance with the Rules of the International Chamber of Commerce then in force; provided, however, that either party may, at its sole discretion, seek injunctive relief in the courts of any jurisdiction as may be necessary and appropriate to protect its proprietary or confidential information. The language used in the arbitral proceedings, and the governing language of the Agreement, shall be English. Unless otherwise mutually agreed upon in writing by the parties, the site of the arbitration shall be Boston, Massachusetts, U.S.A. Judgment upon the award of the arbitration may be entered in any court having jurisdiction thereof.

(g) GOVERNING LAW. The governing law in any dispute shall be the substantive law of the Commonwealth of Massachusetts, U.S.A. without regard to conflicts of law. The parties expressly agree that the U.N. Convention no Contracts for the International Sale of Goods shall not apply to the Agreement.

(h) AMENDMENTS; SEVERABILITY. This DLI Amendment may only be modified by a written amendment duly executed by other parties. If any provision of this DLI Amendment shall be invalid or enforceable, the remainder of this DLI Amendment shall not be affected.

Except as expressly modified by this DLI Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The terms and conditions of the Agreement (including, but not limited to, any disclaimers and limitations on liability) will continue to apply to the services described herein. Any terms defined in the Agreement and not defined in the DLI



                                      30.

Amendment shall have the meaning given in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this DLI Amendment, the terms of this DLI Amendment shall control.

Accepted and Agreed to:



--------------------------------------------------------------------------------

Company (Type or Print Full Customer Name):  iPass
                                           -------------------------------------

Signature:  /s/ Michael Mansouri                  Date:  July 2, '99
           ----------------------------------           ------------------------


Print Name:  Michael Mansouri                     Title:  CEO
            ---------------------------------           ------------------------

GTE Internetworking Incorporated

Signature:                                        Date:
           ----------------------------------           ------------------------

Print Name:                                       Title:
            ---------------------------------            -----------------------
--------------------------------------------------------------------------------

        (1) Any payments under this Amendment will be credited under the Master Agreement.



                                      31.

                                                                       Quotation
                                                  DiaLinx Services (Version 2.3)



                     EXHIBIT C FOR DIALINX SERVICE FOR IPASS
--------------------------------------------------------------------------------

This Exhibit C shall supercede the Exhibit C in the Dial-Up Network Services Agreement dated December 21, 1998 ("Agreement") and any amendment thereto, provided, however, that all fees for services delivered prior to the execution of this revised Exhibit C are still due.

1. Pricing Summary: This section highlights the general elements of pricing and commitments:

1.1 Network Access. You will be billed for each end user that may access the GTE Internetworking DiaLinx network ("North American Network") in accordance with the pricing options set forth herein. You will be charged for Network Access, which, for each calendar month, shall be the greater of either (a) Access charges due in accordance with Section 5 "Rates and Charges" or (b) Monthly Customer Commitment as set forth in
        Section 2 "Minimum Monthly Commitment".

        1.2 Monthly Customer Commitment: In return for volume discounts (inherent in the prices stated below) you have agreed to use a minimum dollar volume of network access in each month of the agreement ("Monthly Customer Commitment"). In the event that your actual network access charges do not meet the Monthly Customer Commitment, you will be billed for the applicable Monthly Customer Commitment (the difference between you actual network access usage and the Monthly Customer Commitment is the "Commitment Payment")

        1.3 Term Commitment: The aggregate of the Monthly Customer Commitment is [*] ("Term Commitment"). In the event your actual network access charges exceeds the Term Commitment all subsequent Monthly Customer Commitment obligations shall be suspended.

        1.4 If, at the end of each twelve (12) month period, your actual network access charges exceeds [*] ("Annual Commitment") and you have paid a Commitment Payment, you will be credited either (a) the amount Customer has exceeded the Annual Commitment or (b) the applicable Commitment Payment, whichever is less.

                For example:
                If Customer's actual network access charges reached [*] in month 12 and during that same period Customer made one Commitment Payment of [*], then Customer shall be issued a credit equal to [*]. (Example One)

                If Customer's actual network access charges reached [*] in month 12 and Customer had never made a Commitment Payment, then Customer shall not be issued a credit in this example. (Example
                Two)


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      32.

2. Minimum Customer Commitment. During the Service Period, in return for discounts inherent in the pricing outlined therein, you have agreed to use a minimum dollar volume of network access in the amount of two-hundred-thousand-dollars ([*] per month, after discounts, of the agreement ("Minimum Customer Commitment"). In the event that Network access charges do not meet the Minimum Customer Commitment you will be billed for the difference between the amount actually charged within the given month and the Minimum Customer Commitment.

3. Commencement Date: The terms and conditions of this Exhibit C shall be applied to charges assessed in the month of December (1999) if the Agreement is executed on or before December 17, 1999. In the event this Agreement is executed after December 15, 1999, the terms and conditions of this Exhibit C shall be applied to charges assessed in the month of January (2000).

4. Service Period. The Service Period shall be thirty-six (36) full calendar months.

5. Rates and Charges: All rates and charges for the services defined in this Section 5. All network connect time is rounded up to the next highest minute and billed in one minute increments. Invoices are issued monthly, and are due net 30 days. All pricing is listed as U.S. dollars.

        For a complete listing of the all DiaLinx Access Numbers are associated rates, a list of all access numbers can be obtained from your local account representative, or downloaded from the following URL: http://www.bbn.com/support/DiaLinx.htm.

        5.1 North American Per-User Rates: In any month where the number of Users accessing the DiaLinx Network exceeds the thresholds in the table below, the applicable Rates for that month will be reduced to the corresponding Rates.

                Per-User Rates are available on a thirty (30) hour plan, based on the average use of all active users in any given month. For example: If Customer has 200 users access the DiaLinx Network the total allowable hours is [*] (or 200 Users x 30 Hour Plan).

                         UNITED STATES RATE                                CANADIAN RATE
                         ------------------                                -------------
                                                             PER                 PER
               PER    OVERAGE  PER USER  OVERAGE             USER     OVERAGE    USER    OVERAGE
             USER US    US       US        US               CANADA    CANADA    CANADA   CANADA    ______
              ANALOG  ANALOG    USDN      ISDN    ____      ANALOG    ANALOG     ISDN     USDN    CANADIAN
             30 HOUR   (PER    30 HOUR    (PER   US (PER    30 HOUR    (PER     30 HOUR  30 HOUR    (PER
               PLAN    HOUR)    PLAN      HOUR)   HOUR)      PLAN      HOUR)     PLAN     PLAN      HOUR)
# USERS       (___)   (___)     (___)     (___)   (___)      (___)    (___)      (___)    (___)     (___)
0-25,000       [*]               [*]                          [*]                 [*]


25,000+        [*]     [*]       [*]       [*]     [*]        [*]       [*]       [*]       [*]       [*]




50,000+        [*]               [*]                           [*]                [*]


100,000+       [*]               [*]                           [*]                [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                        33.

                5.1.1 Overage Rates: If the average total hours of access by Users exceed thirty (30) hours/user, then the Rates will be adjusted upwards by the corresponding rate listed above for each hour, or partial hour, that the user exceeds 30 hours/user. (e.g. If the total number of hours of network access by U.S. Flat Rate Analog Users divided by the number of such users equals 31.5 hours, the Base Rate will be adjusted upwards by [*] per Flat Rate Analog User.)

                5.1.2 800/888Charge: In addition to any other applicable charges under Section 5, you will be charged the 800/888 charge for each hour that an End User accesses the Network via the 800/888 access number.

                5.1.3 ISDN Charge: In addition to any other applicable charges under Section 5, you will be charged twenty-five percent (25%) over the published analog prices in Section 5. Please note that ISDN access will not be consistently available on an International basis.

        5.2 North American Hourly Rates: In any month where the number of hours accessing the DiaLinx Network exceeds the thresholds in the table below, the applicable Hourly Rate for that month will be reduced to the corresponding Hourly Rate.

                         UNITED STATES RATES                        CANADIAN RATES
               ----------------------------------------      -----------------------------
                              HOURLY              800/888      HOURLY    HOURLY    800/888
                                US      HOURLY      US        CANADIAN  CANADIAN  CANADA
                MONTHLY       ANALOG   US ISDN   (PER HR)      ANALOG     ISDN    (PR. HR)
                 HOURS       (_____)   (_____)   (_____)      (______)  (______)  (______)
               0-300,000       [*]       [*]       [*]          [*]       [*]        [*]

               300,000+        [*]       [*]                    [*]       [*]

               500,000+        [*]       [*]                    [*]       [*]

               1,000,000+      [*]       [*]                    [*]       [*]

               3,000,000+      [*]       [*]                    [*]       [*]

               5,000,000+      [*]       [*]                    [*]       [*]


                5.2.1 ISDN: We will provide you with ISDN / PRI (single channel) service in cities where such service is available. The cost of this service per hour, according to the table above, is for a single "B" channel. Currently, ISDN is not offered on the 800/888 line.

                5.2.2 800/888 Charge: In addition to any other applicable charges under Section 5, you will be charged the 800/888 charge for each hour that an End User accesses the Network via the 800/888 access number.

5. Spamming: GTE Internetworking reserves the right, at our discretion, to prohibit incidences of unacceptable use of electronic mail (as defined in our Acceptable Use


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      34.

        Policy which is available http://www.bbn.com/aup/) by restricting all outbound IP data packets using port 25 to single IP address. This IP address would be an SMTP mail relay-post office controlled by the customer.

6. Credit Policy: Our acceptance of the pricing and commitments set forth in this Quotation is subject to GTE Internetworking's current credit approval policy. We reserve the right to modify the terms of this Quotation, require additional assurances, or reject the Quotation following credit review if terms satisfactory to both parties cannot be agreed upon.

7. Additional Realms: GTE Internetworking will support five (5) RADIUS Authentication realms to you. Customers who require additional realms will be charged a monthly fee of [*] for a block of five (5) additional realms.

8.      Help Desk Support

        8.1 Level 1 (End-User) Help Desk Support: Customer shall be responsible for providing Level 1 Help Desk Services.

        8.2 Level II and III (Network) Support. Every GTE Internetworking customer is provided with second-level help desk support designed to work with either your own or out-sourced help desk, you project administrator or you IS Department. This help desk is integrate with our Networking Operations center and is the first point of contract for opening new trouble tickets, getting updates on existing ones, or simply asking information questions.

9. Right of First Refusal: Customer will grant GTE a right of first refusal to match or beat any offer for nationwide flat rate access service in the United States from another Qualified Vendor before entering into a contract with the Vendor. A Qualified Vendor shall mean a facilities based nationwide dial-up Internet Service Provider with at least 300 local dial access number and the services must be substantially similar in (i) quality and scope, (ii) availability on a geographic basis; and
        (iii) commitment levels and remaining term of the Service Period. Customer may not terminate this Agreement in the event that GTE fails to meet such offer.

10. The terms and conditions of the attached Service Level Agreement ("SLA") are made part of and incorporated into this Agreement (Attachment No.
        3).

--------------------------------------------------------------------------------
PLEASE SIGN BELOW TO INDICATED YOUR UNDERSTANDING AND ACCEPTANCE OF THE TERMS OF THIS QUOTATION:

COMPANY (TYPE OR PRINT FULL CUSTOMER NAME):
                                           -------------------------------------
SIGNATURE: /s/ MICHAEL MANSOURI             DATE: Dec. 17 1999
          -------------------------------        -------------------------------
PRINT NAME: Michael Mansouri               TITLE: Chairman & CEO
          -------------------------------        -------------------------------

--------------------------------------------------------------------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      35.

                            AMENDMENT NUMBER TWO (2)
                                     TO THE
                       DIAL UP NETWORK SERVICES AGREEMENT
                                     BETWEEN
           GTE INTERNETWORKING INCORPORATED AND I-PASS ALLIANCE, INC.


THIS AMENDMENT NUMBER TWO (2) to the executed Dial Up Network Service Agreement ("Dial Up Agreement") is entered into this 17th day of December, 1999, between GTE Internetworking, Incorporated ("GTE," "us" "we" or "ours") and i-Pass Alliance, Inc. ("i-Pass," "customer," "you" or "your").

1) The parties desire to amend the Dial Up Agreement such the following paragraphs shall read as set forth:

Delete Section

      a)    Delete Section 1.6 "Term" and substitute the following:

            1.6 "TERM" shall mean the period beginning on Commencement Date and extending until December 31, 2002.

      b)    Delete Section 1.7 "End User" and substitute the following:

            1.7 "END USER" shall mean (a any employee of Customer, and/or (b) any third party which Customer permits (either directly or indirectly through subdistributors) to access the Network.

      c) Delete Section 4.1 Third Party Access and replace with the following:

            4.1 THIRD PARTY ACCESS. Subject to the terms and conditions of this Agreement, Customer shall have the non-exclusive right to provide access (including the right to sell such access services) to the Network to End Users through one or more tiers of subdistributors, and to grant the right to its customers to do the same under circumstances whereby a contractual obligation exists.

      d) Delete Section 4.5 End Users/Mandatory Flowdown Terms and replace with the following:

            4.5 END USERS/MANDATORY FLOWDOWN TERMS. Prior to allowing access to the Network to an End User, Customer shall enter into written agreements with End Users or its subdistributors, as applicable, the terms of such agreements shall require that each End User agree to terms and conditions substantially similar to those set forth in Exhibit B, Mandatory Flow Down Terms, attached hereto and incorporated herein by reference.

      e)    Delete Section 8.1 Term and replace with the following:

            8.1 TERM. The Term of this Agreement shall begin on the Commencement Date and extend until December 31, 2002 unless and until terminated earlier in accordance with this Agreement.

      f)    Delete Section 8.6 Remedies and replace with the following:

            8.6 REMEDIES. The following remedies shall be incorporated as set forth below:

                  8.6.1 This Agreement may not be terminated by either party prior to the end of the Term except that either party may terminate this Agreement in the event of default by the other party by giving the defaulting party written notice of the event of default, specifying the nature of such default. Termination shall automatically occur ninety (90) days after the receipt of such written notice if the event of default is not corrected. Upon termination or expiration for any reason, both parties shall continue to perform all of their obligations under this Agreement for a phase-out period of ninety (90) days, and GTE shall cooperate and assist Customer in phasing out the Service and reasonably assist Customer in transferring to a new service provider.

                  8.6.2 We reserve the right, but assume no obligation, to
                        terminate performance immediately if you are more than 30 days overdue in payments. Additionally, we reserve the right to terminate performance if you have violated
                        (a) any laws concerning the transmission of technical data and/or other regulated material or 9b) our acceptable use of policy which is attached hereto as Exhibit D ("Acceptable Use Policy"). Prior to termination of the Service (or any portion thereof) for said violation, we shall provide you with written notification and a ten (10) day cure period from your receipt of such notification. If the violation has not been rectified by the end of the third day of the ten
                        (10) day cure period, we reserve the right to suspend service for the remainder of the ten (10) day cure period. If, the violation has not been rectified after the ten (10) day cure period, we reserve the right to terminate performance. Notwithstanding the foregoing, if the violation is of a nature that disrupts the network in a technical and/or operational manner ("Operational Violation"), we reserve the right to immediately suspend or terminate performance; provided however that performance due to an Operational Violation will be suspended for no more than 10 days in any three (3) month period. GTE may modify the Acceptable-Use Policy only to accommodate (i) the standard business practices and social policies of the internet community; (ii) compliance with administrative directives, legal precedent and/or applicable legislation; or (iii) the reasonable business and economic concerns of GTE Internetworking. If, at any time, we change the Acceptable Use Policy in a material manner which we attempt to enforce against you pursuant to this Agreement, you may terminate the Service by us with thirty (30) day written notice of your intent to cancel. Should you terminate Service under the conditions described herein this Provision 8.6.2, you will be responsible for fees accrued through the date of cancellation and will not be subject to an early cancellation fee.

2) Exhibit B "MANDATORY FLOW DOWN TERMS" shall be replace with the revised Exhibit B, dated December, 1999.

3) Capitalized terms used and not defined herein shall have the meanings ascribed thereto in applicable Agreement.

4) Except as amended hereby (and by any other Addendum, if applicable), all other terms and conditions of the Agreement shall remain in full force and effect.

These terms and conditions have been read, are understood, and are hereby accepted.

GTE INTERNETWORKING INCORPORATED         i-PASS ALLIANCE INC.


By: /s/ CHRISTI KNOCH                    By: /s/ RONALD CALANDRA
   --------------------------------         ------------------------------------

Name: Christi Knoch                      Name: Ronald Calandra
     ------------------------------           ----------------------------------

Title: Contract Representative           Title: Vice President
      -----------------------------            ---------------------------------
Date: 12-17-99                           Date: 12/17/99
     ------------------------------           ---------------------------------


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                                    EXHIBIT B
                            MANDATORY FLOW DOWN TERMS
                                  DECEMBER 1999


PREFACE

This Exhibit B summarizes essential terms to be incorporated into agreements between Customer and its End Users or its subdistributors, as applicable, in accordance with Sections 4.2(a) and 4.5 of the Agreement. Customer may modify the wording of the essential terms set forth below, provided, however, that the terms as modified are not materially different in substance, enforceability, and effect from those terms set forth below. For purposes of the Mandatory Flow Down Terms. "Network Services Supplier" shall mean GTE Internetworking, Incorporated, successor to the business interest of BBN Planet Corporation.

1) Neither iPass nor its suppliers of network services ("Network Services Suppliers") exercise and control whatsoever over the content of the information passing through their systems, and access to the Internet is provided solely on an "as is" basis. Neither iPass nor its Network Services Suppliers shall be liable for any consequences suffered by any person as a result of Internet access including, without limitation, the possibility of contracting computer viruses and accessing information with offensive, inaccurate, or inappropriate content. Neither iPass nor its Network Services Suppliers shall be liable for any damages suffered by any person as a result of obtaining Internet access. You acknowledge and agree that all End Users must exercise their own due diligence before relying on any information available on the Internet, and must determine that they have all necessary rights to copy, publish, or otherwise distribute any such information available on the Internet under copyright and other applicable laws.

2) End User agrees that it will take reasonable steps to ensure that it will NOT use the service for illegal purposes, for transmission of threatening, obscene, or harassing material, or to interfere with or disrupt Network End Users, services or equipment. Disruptions include, but are not limited to, distribution of unsolicited chain letters, propagation of computer worms and viruses, and using the Network to make unauthorized entry to any other machine accessible via the Network. Violation of the foregoing may result in termination or suspension of Network access rights to the offending party or parties.

3) Neither iPass nor its Network Services Suppliers warrant that the Services will be available on a specified date or time or that the network will have the capacity to meet your demand during specific hours. You may be unable to access the network at any time, and disconnection from the network may occur from time to time. Neither iPass nor its Network Services Suppliers will be liable for unauthorized access to or alteration, theft or destruction of any data files, programs, procedures, or information through accident, fraudulent means or devices, or any other method, regardless of whether such damage occurs as a result of iPass's or its Network Service Suppliers' negligence.

4) IPASS AND ITS NETWORK SERVICES SUPPLIERS DISCLAIM ALL WARRANTIES AND CONDITIONS OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF

TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NEITHER IPASS NOR ITS NETWORK SERVICES SUPPLIERS SHALL BE LIABLE FOR ANY THIRD-PARTY NETWORK FAILURE.

5) IN NO EVENT SHALL IPASS OR ITS NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR INTERRUPTED COMMUNICATIONS, LOST DATA OR LOST PROFITS, ARISING OUT OF OR IN CONNECTION WITH THE SERVICE.

6) iPass and its Network Services Suppliers shall be deemed to be third-party beneficiaries of this agreement, with the right to enforce the terms of this agreement.

                                    EXHIBIT D
                        GTE INTERNETWORKING INCORPORATED
                              ACCEPTABLE USE POLICY

                                   Version 1.1
                         Release Date: February 11, 1998
                             http://www.bbn.com/aup/


  I.     Introduction and Coverage
 II.     Compliance
III.     Consequences of Non-Compliance
 IV.     Prohibited Use
  V.     Legal
 VI.     Complaints and Contact Information For GTEI (bbnplanet)
VII.     Complaints and Contact Information For GTE.NET

I.      INTRODUCTION AND COVERAGE

GENERAL

This Acceptable Use Policy sets forth guidelines for acceptable use of the GTE Internetworking Network. All users of the GTE Internetworking Network are required to comply with this policy. Users must also comply with all terms and conditions of applicable agreements, and with any additional policies that may be applicable to a specific service offered by GTE Internetworking.

DEFINITIONS

As used in this Acceptable Use Policy, the terms shall have the respective meanings set forth below:

"GTE" Internetworking" includes, without limitation, GTE Internetworking Incorporated, GTE Intelligent Network Services Incorporated, BBN Corporation (successor-in-interest to BBN Planet Corporation and Genuity, Inc.), and any division, subsidiary, affiliate, or parent corporation of any of the foregoing.

"GTE Internetworking Network" includes, without limitation, GTE
Internetworking's networks, and all systems, services, and products that utilize, or are utilized in connection with, GTE Internetworking's Networks.

CONFORMANCE WITH POLICIES OF OTHER ISPs

In situations where data communications are carried across networks of other Internet Service Providers (ISPs), users of the GTE Internetworking Network must also conform to the applicable acceptable use policies of such other ISPs.

QUESTIONS, COMMENTS, OR COMPLAINTS

If you are unsure whether any contemplated use or action is permitted, please send questions or comments to GTE Internetworking at: mailto:ops@bbnplanet.com

Any complaints regarding prohibited use or other abuse of the GTE
Internetworking Network, Including violations of this Acceptable Use Policy, should be sent to GTE Internetworking at: abuse@bbnplanet.com.

REVISIONS

GTE Internetworking reserves the right to modify this Acceptable Use Policy at any time without notice.

II.     COMPLIANCE

GENERAL

All users of the GTE Internetworking Network are required to comply with this Acceptable Use Policy, as well as all applicable laws and regulations.

GOALS

GTE Internetworking seeks to promote a high level of responsible behavior in connection with the Internet, and has formulated this Acceptable Use Policy to accomplish the following goals:

o To protect the reputation and resources of GTE Internetworking, its customers, and the Internet community at large, from irresponsible or illegal activities.

o     To ensure the privacy, security, and reliability of the GTE
      Internetworking Network, the network and systems of GTE Internetworking" customers, and (as much as GTE Internetworking is reasonably able to do so) the Internet at large.

o To establish guidelines for the acceptable use of the GTE Internetworking Network.

o To define generally those actions which GTE Internetworking considers abusive and prohibited.

o     To outline procedures for handling and reporting abuse to GTE
      Internetworking.

RESPONSIBILITIES

GTE Internetworking provides an unfiltered connection to the Internet. No data, documents, materials, or information that enters the GTE Internetworking Network is reviewed before being transmitted to users. Accordingly, GTE Internetworking neither controls nor accepts responsibility for the content of any communications that are transmitted or make available to users, regardless of whether they originated from users of the GTE Internetworking Network. In addition, GTE Internetworking expressly disclaims any responsibility for the accuracy or quality of information provided by third parties that may be obtained through the use of the GTE Internetworking Network.

Each user is responsible for complying with this Acceptable Use Policy, and for providing reasonable assistance to GTE Internetworking in investigating and resolving issues, problems, and/or complaints arising out of the services provided to such user.

FILTERS

Filters against particular networks or traffic types are generally available from a variety of sources. For information about some commercial filters that are currently available for residential use, see http://www.gte.net. In addition, in certain circumstances and for an applicable fee, GTE Internetworking may be able to install other filters upon the customer's request.

CONFIGURATION

All users of the GTE Internetworking Network are responsible for configuring their own systems to provide the maximum possible accountability. For example, users should ensure there are clear "path" lines in news headers so that the originator of a post may be identified. Users should also configure their Mail Transport Agents (MTA) to authenticate (by look-up or the name or similar procedures) any system that connects to perform a mail exchange, and should generally present header data as clearly possible. As another example, users should maintain logs of dynamically assigned IP addresses.

REPORTING VIOLATIONS

Customers of GTE Internetworking are responsible for immediately reporting to GTE Internetworking (via e-mail or phone) any network issue which could compromise the stability, service or security of any use by GTE Internetworking or its customers of the GTE Internetworking Network.

RESELLERS AND DOWNSTREAM SERVICE PROVIDERS

Some users may be customers of Internet Service Provider (ISPs) that receive Internet connectivity through GTE Internetworking. Such ISPs (also known as resellers or downstream service providers) are responsible for informing their customers of this Acceptable Use Policy and for enforcing its restrictions with regard to their customers' actions.

Complaints about customers of any such reseller or downstream service provider shall be forwarded to such reseller or downstream service provider for resolution. If at time GTE Internetworking determines that such reseller or downstream service provider is not taking appropriate action in accordance with this Acceptable use Policy, GTE Internetworking shall work with such reseller or downstream service provider to review their policies and enforcement procedures. If the reseller or downstream service provider continues to fail to take appropriate action, GTE Internetworking will take such further action as it deems appropriate, up to and including termination proceedings.

Violations of this Acceptable Use Policy by a customer or end-user of a reseller or downstream service provider shall be considered violations of this Acceptable Use Policy by such reseller or downstream service provider.

III.    CONSEQUENCES OF NON-COMPLIANCE

Violation of this Acceptable Use Policy is strictly prohibited. In the event of any actual or potential violation. GTE Internetworking reserved the right to suspend or terminate either temporarily or permanently, any or all services provided by GTE Internetworking to block any abusive activity, or to take any other actions as deemed appropriate by GTE Internetworking in its sole discretion. Users who violate this Acceptance Use Policy may incur criminal or civil liability. GTE Internetworking may refer violators to civil or criminal authorities for prosecution and will cooperate fully with applicable government authorities in connection with the civil or criminal investigations of violations.

IV.     PROHIBITED USE

The examples of prohibited use set forth below and throughout this Acceptable Use Policy are non-exclusive, and are provided as guidelines to customers and other users of the GTE Internetworking Network.

A.      ILLEGAL USE

The GTE Internetworking Network may be used only for lawful purposes. The transmission, distribution, or storage of any information, data, or material in violation of any applicable law or regulation is prohibited. Without limitation of the foregoing, it is strictly prohibiting to create, transmit, distribute, or store any information, data, or material which:

o Infringes any copyright, trademark, trade secret, or other intellectual property right.

o     Is obscene or constitutes child pornography.

o Is libelous, defamatory, hateful, or constitutes and illegal threat or abuse.

o     Violates export control laws or regulations.

o Encourages conduct that would constitute a criminal offense or give rise to civil liability.

In the event of suspected, alleged, or actual illegal activity, GTE Internetworking will notify or cooperate with applicable law enforcement authorities for potential civil or criminal investigation or prosecution.

B.      ABUSE

The following general actions are considered "abuse" and are strictly prohibited:

Any conduct which violates the accepted norms and expectations of the Internet community at large (whether or not detailed in this Acceptable Use Policy). GTE Internetworking reserves the right, in its sole discretion, to make a determination whether any particular conduct violates such norms and expectations.

Resale of GTE Internetworking's services or products, unless expressly authorized in a separate written agreement with GTE Internetworking.

o Any conduct that restricts or inhibits any other user, whether a customer of GTE Internetworking or a user of any other system or network, from using or enjoying any of GTE Internetworking's services or products, as determined by GTE Internetworking in its sole discretion.

o       Harassment, whether through language, frequency, or size of messages.

o Creating, forwarding, posting, or distribution of chain messages of any type (also known as "pyramid" or "Ponzi" schemes).

o Forging of message headers or a sender's identity, or taking any similar action with the intent of bypassing restrictions or limits on access to a specific service or site (such as a moderated newsgroup or a site utilizing filters). This prohibition does not restrict the legitimate use of aliases or anonymous re-mailers.

o Falsifying identity or contact information (whether given to GTE Internetworking, to the InterNIC, or put in a message header) to circumvent this Acceptable Use Policy. This prohibition does not restrict the legitimate use of aliases or anonymous re-mailers.

o Furnishing false or incorrect data to GTE Internetworking on written or online applications, contracts, or other materials or formation provided to GTE Internetworking, including fraudulent use of credit card numbers or "bill to" telephone numbers.

o Attempting to circumvent or alter the processes or procedures to measure time, bandwidth utilization, or other methods to document use of GTE Internetworking's products and services.

C.      SECURITY

Violations of system or network security are prohibited, and may result in criminal and civil liability. GTE Internetworking will investigate potential security violations, and may notify applicable law enforcement agencies if violations are suspected.

It is strictly prohibited to attempt to circumvent the authentication procedures or security of any host, network, network component, or account (i.e., "cracking") to access data, accounts, or servers which the user is not expressly permitted or authorized to access. This prohibition applies whether or not the attempted intrusion is successful, and includes unauthorized probes or scans performed with the intent to gather information on possible security weaknesses or exploitable configurations.

Users of the GTE Internetworking Network are responsible for educating themselves and configuring their systems with at least basic security. Should systems at a user's site be violated, the user is responsible for reporting the violation and then fixing the exploited system. For instance, should a site be abused to distribute unlicensed software due to a poorly configured FTP (File Transfer Protocol) Server, the user is responsible for re-configuring the system to stop the abuse.

Users are prohibited from interfering or attempting to interfere with service to any other user, host, or network on the Internet ("denial of service attacks"). Examples of such prohibited activity include without limitation (a) sending massive quantities of data (i.e., "flooding" with ICMP, SMTP, or any other type of traffic that exceeds accepted norms of size and/or frequency) with the intent of filling circuits, overloading systems, and/or crashing hosts, (b) attempting to attack or disable any user, host, or site, or (c) using, distributing, or propagating any type of program, script, or command designed to interfere with the use, functionality, or connectivity of any Internet user, host, system, or site (for example, by propagating messages, via e-mail, ______ posting, or otherwise, that contain computer worms, viruses, control characters or Trojan horses).

Users are prohibited from intentionally or negligently injecting false data into the Internet, for instance in the form of bad routing information (including but not limited to the announcing of networks owned by someone else or reserved by the Internet Assigned Numbers Authority) or incorrect DNS information.

D.      E-MAIL

User are prohibited from engaging in improper use or distribution of electronic mail ("e-mail") over the Internet. Without limitation of the foregoing, it is strictly prohibited to engage in any of the following activities:

o Sending unsolicited bulk e-mail ("UBE", or "spamming"). This includes, but is not limited to, the distribution of UBE for commercial, informational, advertising, political, or religious purposes.

o Setting up "mailback" or "drop box" addresses in order to receive responses from UBE, either directly by the user or by a third party on behalf of the user.

o Using a mail transport agent (MTA) outside of a user's own site to relay mail (unless a user has received express permission to do so). Even if permission has been received, users are prohibited from forging their identities to make it appear as though the e-mail sourced from the relay.

o Sending UBE, or posting news, to advertise or promote resources whose connectivity depends in any way on the GTE Internetworking Network, regardless of whether such UBE or news posting is made using the GTE Internetworking Network. For example, using another ISP's services to send UBE which advertises a web page hosted by or via the GTE Internetworking Network is prohibited.

o Hiring or using any third party service for the purpose of distributing UBE or excessively "multi-posting" or "cross-posting" any ______ posting in the name of a user. Users will be held responsible for the actions of any third party agent that acts on behalf of or for the benefit of the user, and such users shall be held directly accountable for any violations of this Acceptable User Policy by such third party agent.

o Bulk e-mail may be sent only to recipients who have expressly requested receipt of such e-mail. Users that send solicited bulk e-mail are required to maintain records of all bulk e-mail subscription requests, and to provide GTE Internetworking with such records upon request of GTE Internetworking, to enable GTE Internetworking to investigate complaints from third parties. The sender of any solicited bulk e-mail shall, upon the request of a recipient, immediately remove such recipient from all applicable mailing lists and refrain from further transmissions of e-mail to such recipient.

o Use of any auto-responder messages, mailing lists, or any other programs or scripts run by a user to handle or re-distribute e-mail is the sole responsibility of the user, and shall be operated in a reasonable manner. This responsibility includes, but is not limited to, maintaining up-to-date mailing lists to minimize mail bouncing and to facilitate the processing of removal requests, configuring auto-responders so that they do not create mail loops, and the prompt handling of any complaints regarding UBE re-distributed through a mailing list onsite.

E.      UNSENET (ALSO KNOWN AS NETNEWS OR NEWSGROUPS)

GTE Internetworking recommends that users not post to any newsgroup until they have familiarized themselves with the subjects, established guidelines, and restrictions of such newsgroup. All Usenet guidelines and restrictions are incorporated herein by reference, and users of the GTE Internetworking Network agree to adhere to such guidelines unconditionally.

Without limitation of the foregoing, it is strictly prohibited to engage in any of the following activities:

o Making any posting for commercial purposes (including without limitation the pointing to specific URLs for commercial purposes), except where such postings are expressly permitted under the charter and/or Frequently Asked Questions (FAQ) of an applicable newsgroup.

o Posting binary files to newsgroups whose charter or name does not include allowances for such files.

o Posting via GTE Internetworking's newsfeed any solicitation for mailback to an e-mail address (including addresses of non-GTE Internetworking users) networks with the intention of bypassing this Acceptable Use Policy.

o Canceling newsgroup posting other than their own, or using auto-responders or cancel-bots (or similar automated or manual routines) which generate excessive network traffic or disrupt Usenet newsgroup/e-mail use by others (except in cases of official newsgroup moderators performing their duties).


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

o     Engaging in "Excessive Cross-Posting" (ECP) or "Excessive Multi-Posting"
      (EMP) or "Usenet spam" (no matter what the content might be) as defined by the Internet community and expressed in the news.admin.net-abuse." Newsgroups and FAQs.

o Disrupting newsgroups with materials, postings, or activities that are (as determined by GTE Internetworking in its sole discretion) frivolous, unlawful, obscene, threatening, abusive, libelous, hateful, excessive, or repetitious, unless such materials or activities are expressly allowed or encouraged under the newsgroup's name, FAQ, or charter.

o Using filtering messages (e.g., NoCoM) in an intrusive manner, or at other than the user's server level. Generally, filtering messages are considered normal Usenet traffic and are treated as such by GTE Internetworking. Complaints regarding filter use or abuse should be directed either to the source generating them or the sites utilizing them.

o Performing any authorized creation, cancellation, or removal of newsgroups.

The legitimacy of a given post or cancellation is determined by the official newsgroup or mailing-list moderator. Therefore, GTE Internetworking defers to their judgment on these issues. If no such official entity exists, it is at GTE Internetworking's discretion to determine whether any post or cancellation is complaint with this Acceptable Use Policy and Internet community standards for that newsgroup.

F.      WORLD WIDE WEB

GTE Internetworking strictly prohibits users from engaging in any of the following web-related activities:

o The exploitation or attempted exploitation of any scripts presented on web pages (e.g., forms for answering questions or for entering data).

o Excessive use of bandwidth by utilizing programs, scripts, or commands to abuse a web site (for example, by connecting for an excessive amount of time, repeatedly engaging site-local scripts, or related behavior).

o "Walking" a database for the purpose of collecting data contained therein (whether or not this behavior requires that the reader of the page must knowingly ignore files such as "robot.txt" which is designed to guide cataloguing robots/programs).

o Operating a robot on a site's page after the site has asked that the behavior cease.

o Configuring a web page to act maliciously against users that visit that web page.


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


V.      LEGAL

ADDITIONAL TERMS AND CONDITIONS

The use of the GTE Internetworking Network by a customer of GTE Internetworking is subject to the terms and conditions of any agreements entered into by such customer with GTE Internetworking. This Acceptable Use Policy is incorporated into such agreements by reference.

LIMITATION OF LIABILITY

GTE INTERNETWORKING SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, LOSS OR BUSINESS OR BUSINESS OPPORTUNITY, LOSS OF USE, ETC., EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. GTE INTERNETWORKING SHALL NOT BE LIABLE FOR ANY DIRECT OR ACTUAL DAMAGES, EXCEPT TO THE EXTENT SPECIFIED IN A WRITTEN OR ELECTRONIC AGREEMENT ENTERED INTO BETWEEN GTE INTERNETWORKING AND ITS CUSTOMER.

GTE INTERNETWORKING MAKES NO WARRANTIES OR REPRESENTATIONS HEREIN, EITHER EXPRESS OR IMPLIED, CONCERNING THE GTE INTERNETWORKING NETWORK, AND EXPRESSINGLY DISCLAIMS WARRANTIES OF FITNESS FOR A PARTICULAR USE OR PURPOSE THE WARRANTY OF MERCHATABILITY OR ANY OTHER WARRANTY IMPLIED BY LAW.

VI.     COMPLAINTS AND CONTACT INFORMATION FOR GTE (BBNPLANET) CUSTOMERS

Any complaints regarding prohibited use or other abuse of the GTE Internetworking Network, including violations of this Acceptable Use Policy, should be sent via e-mail to GTE Internetworking at: abuse@bbnplanet.com. Please include all applicable information that will assist GTE Internetworking in investigating the complaint, including all applicable headlines of forwarded messages.

Sites experiencing live attacks from GTE Internetworking customers should call into our Customer Care Center (telephone 617-873-8601) to submit a complaint as quickly as possible. Describe the urgency of the situation should you need immediate attention.

If you are unsure whether any contemplated use or action is permitted, please send questions or comments to GTE Internetworking at: ops@bbnplanet.com.


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

For further information about this Acceptable Use Policy, please contact GTE Internetworking at:

        GTE Internetworking
        150 Cambridge Park Drive
        Cambridge, MA  02140
        Attention:  Network Operations Center - Internet Security Officer
        Telephone:  1-800-632-7638 or 1-617-873-8601

http://www.bbn.com

abuse@bbnplanet.com - Reports of Network Abuse or Complaints about Unsolicited
                      Commercial E-mail/Mass E-mail

ops@bbnplanet.com - Operational Issues and Requests

Information Request Form - Sales Inquiries

VII.    COMPLAINTS AND CONTACT INFORMATION FOR GTE.NET CUSTOMERS

Any complaints regarding prohibited use or other abuse of the GTE Internetworking Network, including violations of this Acceptable Use Policy, should be sent via e-mail to GTE Internetworking at: abuse@gte.net. Please include all applicable information that will assist GTE Internetworking in investigating the complaint, including all applicable headlines of forwarded messages.

Sites experiencing live attacks from GTE Internetworking customers should call into our Customer Care Center (telephone 800-927-3000) to submit a complaint as quickly as possible. Describe the urgency of the situation should you need immediate attention.

If you are unsure whether any contemplated use or action is permitted, please send questions or comments to GTE Internetworking at:

abuse@gte.net

For further information about this Acceptable Use Policy, please contact GTE Internetworking at:

        GTE Internetworking
        P.O. Box 152212
        Irving, TX  75015-2212
        Attention:  Electronic Abuse - Messaging Services

http://www.gte.net

abuse@gte.net     - Reports of Network Abuse or Complaints about Unsolicited
                  Commercial E-mail/Mass E-mail and News abuse.


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

security@gte.net - Reports of hacking, suspected criminal activity, child pornography, copyright infringements, electronic harassment.

postmaster@gte.net - Operational Issues and Requests

sales@gte.net - Sales Information


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